UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2005
RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 NE Dawson Creek Drive Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (503) 615-1100
No Change
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.
          The information in this Item 2.02 and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.
     On July 28, 2005 RadiSys Corporation issued a press release announcing its results for the fiscal quarter ending June 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1. Additionally, on July 28, 2005, RadiSys Corporation held a conference call discussing its results for the fiscal quarter ending June 30, 2005. A copy of the text of this conference call is attached hereto as Exhibit 99.2.
     The conference call contained the following sentence that may be considered to have non-GAAP Financial Information as contemplated by SEC Regulation G, Rule 100:
“Our earnings for the quarter include a previously announced restructuring charge of $1.1 million, or $.04 per diluted share. Excluding the restructuring charge, second quarter earnings per share were $0.15, up $.03 sequentially.”
“As previously mentioned, our revenues for the second quarter finished at $66 million and net income for Q2 was $2.6 million, or $.11 per diluted share. Excluding the restructuring charge of $1.1 million this quarter, earnings per share would have been $0.15.”
“Operating expenses in Q2, excluding intangible amortization and the restructuring charge, totaled $15 million, up a little over $200 thousand from the prior quarter.”
     Accordingly, we are providing the following tables, which reconcile the information to the corresponding GAAP-based measures presented in our Consolidated Statements of Operations in the accompanying press release. Management believes the presentation of these non-GAAP financial measures, in connection with the results of the fiscal quarter ended June 30, 2005, provides useful information to investors regarding our results of operations as these non-GAAP financial measures allow investors to better evaluate ongoing business performance and factors that influenced performance during the period under report. Management also uses these non-GAAP measures internally to monitor performance of the business. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP.
Reconciliation of net income and diluted earnings per share, excluding restructuring charges, to GAAP net income and diluted earnings per share (in thousands, except per share data):

Three months ended
June 30, 2005
Net income (GAAP):	$2,565

Diluted earnings per share (GAAP):	$0.11

Diluted weighted average shares outstanding (GAAP):	24,620

Net income (GAAP):	$2,565
Add: Restructuring charges	1,146
Additional tax expense due to adding back restructuring charges	(306)

Net income, excluding restructuring charges	$3,405

Add: Interest expense on convertible senior notes, net of tax benefit	242
Adjusted numerator, excluding restructuring charges for the earnings per share calculation	$3,647

Diluted earnings per share, excluding restructuring charges	$0.15

Diluted weighted average shares outstanding (GAAP):	24,620

Reconciliation of reported operating expenses to GAAP operating expenses (in thousands):

	Three Months Ended
	June 30, 2005	March 31, 2005
Operating Expenses (GAAP):	$16,659	$15,281
Less: Intangible amortization	(513)	(513)
Less: Restructuring charges or Add: Net restructuring reversals	(1,146)	18

Comparable operating expenses:	$15,000	$14,786

Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
     The following exhibits are furnished with this report on Form 8-K:

Exhibit
Number	Description
99.1	Press Release, dated July 28, 2005

99.2	Text of conference call held July 28, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION

Date: August 2, 2005	By:	/s/ Brian Bronson

	Name:	Brian Bronson
	Title:	Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated July 28, 2005

99.2	Text of conference call held July 28, 2005